UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2016

HealthTalk Live, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	45-1994478
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2667 32nd Street Suite B, Santa Monica, Ca 90405
(Address of principal executive offices)

(424) 259-3521

(Issuer’s telephone number)

_________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

As previously disclosed in our Current Report on Form 8-K filed October 5, 2016, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Humbly Hemp, Inc., a private Nevada corporation (“Humbly Hemp”), and our subsidiary formed for the purposes of the transaction, Humble Merger Sub, Inc. (the “Merger Sub”). Pursuant to the Merger Agreement, Humbly Hemp merged with and into the Merger Sub, which resulted in Humbly Hemp becoming our wholly-owned subsidiary effective October 1, 2016.

Filed herewith are the audited financial statements for Humbly Hemp for the fiscal year ended September 30, 2016. In addition, pro forma consolidated financial statements for the period ended September 30, 2016 are filed herewith.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Audited Financial Statements of Humbly Hemp, Inc. for the year ended September 30, 2016.

99.2	Pro forma consolidated financial statements for the period ended September 30, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HealthTalk Live, Inc.

Date: January 26, 2017	By:	/s/ Daniel Crawford
Daniel Crawford
Chief Executive Officer

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